EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Apria Healthcare Group Inc. (the “company” or “Apria”) on Form 10-Q for the quarter ended September 30, 2003 as filed with the SEC on the date hereof (the “Report”), I, Amin I. Khalifa, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ AMIN I. KHALIFA
Amin I. Khalifa
Executive Vice President and Chief Financial Officer
November 14, 2003

A signed original of this written statement required by Section 906 has been provided to Apria and will be retained by Apria and furnished to the Securities and Exchange Commission or its staff upon request.